CONDENSED BALANCE SHEETS - USD ($)	Mar. 31, 2026	Dec. 31, 2025	Dec. 03, 2025
Current Liabilities:
Accrued expenses	$ 225	$ 659
TOTAL LIABILITIES	37,928	659
Commitments and contingencies
STOCKHOLDER'S DEFICIT
Additional paid-in capital	10	10
Stock subscription receivable	(10)	(10)
Accumulated deficit	(37,928)	(659)
Total Stockholder's Deficit	(37,928)	(659)	$ 0
Related Party
Current Liabilities:
Due	953	0
Parent
Current Liabilities:
Due	$ 36,750	$ 0